Exhibit 99.6

              TENTH AMENDMENT AND CONSENT TO THE HOLDINGS GUARANTY

            TENTH AMENDMENT AND CONSENT TO THE HOLDINGS GUARANTY (the "Tenth Amendment"), dated as of April 8, 2003, among TRENWICK GROUP LTD., a company organized under the laws of Bermuda ("Holdings") and the Banks party to the Credit Agreement referred to below. Unless otherwise defined herein, capitalized terms used herein and defined in the Holdings Guaranty referred to below are used herein as so defined.

                              W I T N E S S E T H :

            WHEREAS, Trenwick America Corporation, a Delaware corporation (the "Borrower"), Trenwick Holdings Ltd., a company organized under the laws of the United Kingdom (the "Trenwick Holdings"), the lending institutions from time to time party thereto (each a "Bank" and, collectively, the "Banks"), Wachovia Bank, National Association (f/k/a First Union National Bank), as Syndication Agent (the "Syndication Agent"), Fleet National Bank, as Documentation Agent (the "Documentation Agent"), and JPMorgan Chase Bank (f/k/a The Chase Manhattan
Bank), as Administrative Agent (the "Administrative Agent"), are party to a Credit Agreement, dated as of November 24, 1999 and amended and restated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

            WHEREAS, Holdings and the Administrative Agent entered into a Holdings Guaranty, dated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Holdings Guaranty") in order to induce the Banks to make Loans to the Borrower and issue Letters of Credit for the account of the Account Party and Guaranteed Creditors (and Lending Affiliates thereof) to enter into Interest Rate Protection Agreements and Other Hedging Agreements with the Borrower and/or the Account Party; and

            WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend the Holdings Guaranty as provided herein;

            NOW, THEREFORE, it is agreed;

A.    Consent

            1. Notwithstanding anything to the contrary contained in the Credit Agreement or the Holdings Guaranty, the Banks hereby consent to (i) the amendments and modifications to the Trenwick Senior Notes on the terms and conditions set forth in the draft Second Supplemental Indenture to the Trenwick Senior Notes (the "Draft Indenture"), dated as of April 1, 2003 and

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attached hereto as Annex A, and (ii) the payment by the Borrower of $2,512,500 of accrued and unpaid interest required to be paid pursuant to the Trenwick Senior Notes on April 1, 2003; provided, however, the parties hereto hereby agree that the interest payment consented to in this clause (ii) may not be made until the Second Supplemental Indenture (as defined below) has been delivered to the Administrative Agent and is in full force and effect.

B.    Amendments

            1. Section 3.01 of the Holdings Guaranty is hereby amended by inserting the following new subclause (t) immediately following subclause (s) thereof:

            "(t) Run Off Reports. As soon as available, a copy of any written reports or other material information prepared by any representative of the holders of the Trenwick Senior Notes retained by Holdings and delivered either to a regulatory authority (unless such disclosure is prohibited by such regulatory authority) or the Senior Note Holders.

            2. Section 3.13(b) of the Holdings Guaranty is hereby amended by redesignating clause (ii) appearing therein as clause (iii) and inserting the following new clause (ii) immediately after the end of clause (i) thereof:

      "(ii) any Credit Party that the Administrative Agent determines in its reasonable discretion would not be in the Renewing Banks' interest to have authorize, execute and deliver the U.S. Pledge Agreement"

            3. Section 3.13(b) of the Holdings Guaranty is hereby further amended by inserting the text "or similar agreement or agreements" immediately after the text "Each pledge agreement" appearing therein.

            4. Section 3.14 of the Holdings Guaranty is hereby amended by redesignating clause (iv) appearing therein as clause (v) and inserting the following new clause (iv) immediately after the end of clause (iii) thereof:

      ", (iv) any Subsidiary of Holdings that the Administrative Agent determines in its reasonable discretion would not be in the Renewing Banks' interest to have authorize, execute and deliver a Guaranty"

            5. Section 3.15 of the Holdings Guaranty is hereby amended by (x) inserting the reference "(i)" immediately preceding the text "where Legal Requirements" and (y) inserting the following text at the end of the first parenthetical appearing in said Section:

      "and (ii) that the Administrative Agent determines in its reasonable discretion would not be in the Renewing Banks' interest to have authorize, execute and deliver the U.S. Security Agreement"

            6. Section 3.16 of the Holdings Guaranty is hereby amended by (x) inserting the reference "(i)" immediately preceding the text "where Legal Requirements" and (y) inserting the following text at the end of the first parenthetical appearing in said Section:


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      "and (ii) that the Administrative Agent determines in its reasonable discretion would not be in the Renewing Banks' interest to have authorize, execute and deliver a Foreign Security Agreement"

            7. Section 3.17(c) of the Holdings Guaranty is hereby amended by (i) deleting the first parenthetical in its entirety appearing therein and inserting the parenthetical "(and/or such additional or alternative guarantees as may be determined necessary or desirable by the Administrative Agent in accordance with the criteria described in Section 3.14 hereof, each such additional or alternative guaranty, an "Additional Guaranty", and collectively, the "Additional Guaranties")" in lieu thereof and (ii) deleting the text "modified Subsidiaries Guaranty" appearing in the further proviso thereof and inserting the text "Additional Guaranty" in lieu thereof.

            8. Section 3.18 of the Holdings Guaranty is hereby amended by deleting the text "April 4, 2003" appearing therein and inserting the text "April 25, 2003" in lieu thereof.

            9. Section 3.22 of the Holdings Guaranty is hereby amended by deleting the text "March 1, 2003" appearing therein and inserting the text "July 15, 2003" in lieu thereof.

            10. Section 4.02(a) of the Holdings Guaranty is hereby amended by inserting the text, "(s) ReCor Insurance Company Inc. may merge with INSCORP if INSCORP is the surviving corporation of such merger" immediately preceding clause (t) appearing in the proviso thereof.

            11. Schedule I to the Holdings Guaranty is hereby amended by deleting the date "April 1, 2003" appearing in the definition of "Consolidated Tangible Net Worth" and inserting the date "August 1, 2003" in lieu thereof.

            12. The definition of "Credit Documents" appearing in Schedule I to the Holdings Guaranty is hereby amended by inserting the text "and each Additional Guaranty" at the end thereof.

            13. The definition of "Credit Party" appearing in Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "Credit Party" shall mean each U.S. Credit Party and each Foreign Credit Party.

            14. The definition of "Foreign Credit Party" appearing in Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "Foreign Credit Party" shall mean Holdings, the Account Party and each Foreign Subsidiary of Holdings which is party to a Subsidiary Guaranty.

            15. The definition of "Subsidiary Guaranty" appearing in Schedule I to the Holdings Guaranty is hereby amended by (i) deleting the word "and" immediately following the text "U.S. Subsidiary Guaranty" and inserting a comma in lieu thereof and (ii) and inserting the text "and each Additional Guaranty" immediately preceding the period at the end of said definition.


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            16. The definition of "U.S. Credit Party" appearing in Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "U.S. Credit Party" shall mean the Borrower and each Subsidiary of Holdings which is organized under the laws of the United States or any State or territory thereof and is party to a Subsidiary Guaranty.

            17. Section I of the Holdings Guaranty is hereby further amended by inserting the following new defined term in the appropriate alphabetical order:

            "Additional Guaranties" shall have the meaning provided in Section 3.17(c) of the Holdings Guaranty.

C.    Miscellaneous Provisions

            1. In order to induce the Banks to enter into this Tenth Amendment, Holdings hereby represents and warrants that (i) the representations and warranties of Holdings contained in the Holdings Guaranty are true and correct in all material respects on and as of the Tenth Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Tenth Amendment Effective Date (as defined below) after giving effect to this Tenth Amendment.

            2. This Tenth Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Holdings Guaranty or any other Credit Document.

            3. THIS TENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            4. This Tenth Amendment shall become effective on the date (the "Tenth Amendment Effective Date") when (i) Holdings and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent, (ii) the Borrower, each Account Party and the Required Banks shall have consented to the Ninth Amendment and Waiver to the Credit Agreement, dated as of April 8, 2003; provided that to the extent that the Second Supplemental Indenture, dated April 1, 2003, among the Borrower and the parties thereto, which shall be on the same terms and conditions as the Draft Indenture (the "Second Supplemental Indenture"), is not in full force and effect within one business day after the effectiveness of this Tenth Amendment, this Tenth Amendment shall be rescinded and shall be null and void with none of the consents, waivers or amendments contained herein to have any effect whatsoever and with the Banks having the same rights and remedies in connection with the Credit Documents as if this Tenth Amendment was never effective.


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            5. From and after the Tenth Amendment Effective Date, all references in the Holdings Guaranty and in the other Credit Documents shall be deemed to be referenced to the Holdings Guaranty as modified hereby.

                                      * * *


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            IN WITNESS WHEREOF, the undersigned have caused this Tenth Amendment to be duly executed and delivered as of the date first above written.

                                                 TRENWICK GROUP LTD.


                                                 By: /s/ Alan L. Hunte
                                                    ---------------------------
                                                 Name: Alan L. Hunte
                                                 Title: Chief Financial Officer

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                                               [NAME OF LENDER]


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

        [Signature Page to the Tenth Amendment to the Holdings Guaranty]